UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 28, 2006
Date of Report (Date of earliest event reported)

InfraSource Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063
(Address of principal executive offices)	(Zip Code)

(610) 480-8000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On June 28, 2006, InfraSource Services, Inc. (the “Company”) entered into a Second Amendment to Registration Rights Agreement (the “Second Amendment”) with OCM Principal Opportunities Fund II, L.P. (“POF”), OCM/GFI Power Opportunities Fund, L.P. (“Power Fund”), Tontine Capital Partners, L.P., Martin Maslonka, Thomas B. Tilford, Mark C. Maslonka, Justin Campbell, Joseph Gabbard, Sidney N. Strauss, Jon Maslonka, David R. Helwig, Terence R. Montgomery and Paul M. Daily. The Second Amendment amended the existing registration rights agreement among the Company and the stockholders of the Company party thereto to allow POF and Power Fund to request that the Company file with the Securities and Exchange Commission a registration statement on Form S-3 within 180 days following March 20, 2006 (the effective date of the last registration statement filed by the Company), for an underwritten public offering (the “Offering”) of shares of the Company’s common stock, par value $0.001 per share. In connection with the Offering, the stockholders of the Company participating in the Offering must pay their own expenses as well as their pro rata share of the Company’s expenses incurred in connection with the Offering. The Second Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.

In addition, on June 28, 2006, in connection with Second Amendment, the Company entered into an Agreement (the “Agreement”) with POF, Power Fund, and Ian Schapiro and Michael Harmon, two members of the Company’s board of directors, to set forth certain agreements of the parties following the closing of the Offering. Pursuant to the Agreement, Messrs. Schapiro and Harmon, representatives of POF and Power Fund, agreed to work with the Company in good faith to determine a mutually acceptable transition plan for their board of directors and committee responsibilities. In addition, POF and Power Fund have entered into non-disclosure agreements with the Company and have agreed to certain limited restrictive covenant obligations following the closing of the Offering. The Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d) Exhibits:

10.1                           Second Amendment to Registration Rights Agreement, dated as of June 28, 2006, by and among InfraSource Services, Inc., OCM Principal Opportunities Fund II, L.P., OCM/GFI Power Opportunities Fund, L.P., Tontine Capital Partners, L.P., Martin Maslonka, Thomas B. Tilford, Mark C. Maslonka, Justin Campbell, Joseph Gabbard, Sidney N. Strauss, Jon Maslonka, David R. Helwig, Terence R. Montgomery and Paul M. Daily.

10.2                           Agreement, dated as of June 28, 2006, by and among InfraSource Services, Inc., OCM Principal Opportunities Fund II, L.P., OCM/GFI Power Opportunities Fund, L.P., Ian Schapiro and Michael Harmon.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.

Date: June 28, 2006	By:	/s/ Deborah C. Lofton
		Name:	Deborah C. Lofton
		Title:	Senior Vice President, General Counsel
and Secretary